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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File #33-61697, File #33-63199, File #33-80660 and File #33-84502.

                                    /s/ ARTHUR ANDERSEN LLP
                                    ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
August 12, 1996